FIRST AMENDMENT
                                     TO
                           DISTRIBUTION AGREEMENT
                                   BETWEEN

                  Vital Living, Inc., a Nevada Corporation

                                     AND

          Advanced Medical China, Ltd., a Hong Kong Limited Company


      THIS FIRST AMENDMENT TO DISTRIBUTION AGREEMENT ("Amendment No. 1") is made and entered into effective the 26th day of February, 2002, by and among Vital Living, Inc., a Nevada corporation ("Vital"), Advanced Medical China, Ltd., a Hong Kong Limited Company ("AMC") and AHI Management Hong Kong, Ltd., a Hong Kong Limited Company ("AHI").

                                  RECITALS

      WHEREAS, Vital and AMC entered into a Distribution Agreement on August 21, 2001, whereby AMC was to offer Vital's products as part of its general line of products to all AMC existing cardiovascular physician customers, hospitals and any other customers to which it currently offers product and to any new customer within China, Taiwan and Hong Kong, including the Beijing International Heart Hospital;

     WHEREAS, as consideration for AMC's services Vital granted AMC an option to purchase 1,000,000 shares of Vital's common stock at $0.35 per share (the "Options");

      WHEREAS, AMC desires to assign all rights and compensation under the Distribution Agreement to AHI;

      WHEREAS, Vital and AMC desire to amend the Distribution Agreement pursuant to this Amendment No. 1.

      NOW, THEREFORE, for and in consideration of the foregoing, and of the mutual covenants, agreements, undertakings, representations and warranties contained herein, the parties hereto agree as follows:

      All rights and compensation under the Distribution Agreement shall be assigned to AHI effective as of the date of this Amendment No. 1. AHI agrees to be bound by all terms and conditions of the Distribution Agreement and has the same capabilities as AMC to provide the services as outlined in the Distribution Agreement. In addition, Vital hereby consents to the assignment and agrees to transfer the Options to AHI.

     IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 as of the date first above written.

"Vital"

Vital Living, Inc., a Nevada Corporation


By: /s/ Bradley Edson
       Bradley D. Edson, C.E.O.


"AMC"

Advanced Medical China, Ltd., a Hong Kong Limited Company


By: /s/ Kevin MacDonald
       Kevin J. MacDonald, Managing Director


"AHI"

AHI Management Hong Kong, Ltd., a Hong Kong Limited Company


By: /s/ Kevin MacDonald


Its: Managing Member